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                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                         FRANKLIN TEMPLETON GLOBAL TRUST
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. On July 16, 1998, the Board approved a proposal to dissolve the German Government and High Income Funds. These two Funds have been closed to new investors since the close of business on June 30, 1998.

As of the close of business on August 7, 1998, shares of the German Government and High Income Funds will no longer be offered for sale. Until the close of business on August 7, 1998, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions. If you are an existing shareholder and you make additional investments on or before August 7, 1998, the German Government and High Income Funds will waive their front-end sales charge and Contingent Deferred Sales Charge. You may also exchange your shares of the German Government and High Income Funds for Class I shares of most Franklin Templeton Funds without a front-end sales charge, no matter how long you have held your shares.

On August 25, 1998, the German Government and High Income Funds will liquidate their assets, and each fund will distribute its net assets to shareholders. If you are a German Government or High Income Fund shareholder on August 25, 1998, we will mail you a check for the value of your account on that date.

II. The section "Expense Summary" is replaced in its entirety with the following:

 EXPENSE SUMMARY

 This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1997. The Fund's actual expenses may vary.

                                           GLOBAL     HARD     HIGH     GERMAN
                                          CURRENCY  CURRENCY  INCOME  GOVERNMENT
                                            FUND     FUND      FUND      FUND
--------------------------------------------------------------------------------

 A. SHAREHOLDER TRANSACTION EXPENSES+

    Maximum Sales Charge Imposed on Purchases++
 (as a percentage of Offering Price) ......   2.25%   2.25%    3.00%     3.00%
    Deferred Sales Charge+++ ..............   NONE    NONE     NONE      NONE
    Exchange Fee (per transaction) ........  $5.00*  $5.00*   $5.00*    $5.00*

 B. ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

    Management Fees .......................   0.65%   0.65%    0.65%     0.55%
    Rule 12b-1 Fees** .....................   0.24%   0.21%    0.21%     0.19%
    Other Expenses ........................   0.21%   0.27%    0.63%     0.68%
                                              ---------------------------------

    Total Fund Operating Expenses .........   1.10%   1.13%    1.49%     1.42%
                                              =================================

 C. EXAMPLE

    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                           1 YEAR***  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

    Global Currency Fund .................   $33        $57      $ 82    $154

    Hard Currency Fund ...................   $34        $58      $ 83    $157

    High Income Fund .....................   $45        $76      $109    $203

    German Government Fund ...............   $44        $74      $105    $195

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more.
+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**These fees may not exceed 0.45% for the Currency Funds and 0.25% for the German Government Fund. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

III. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

 2. Determine how much you would like to invest. The Fund's minimum investments are:

    o To open a regular, non-retirement account ....................  $1,000
    o To open an IRA, IRA Rollover, Roth IRA, or Education IRA .....  $  250*
    o To open a custodial account for a minor (an UGMA/UTMA account)  $  100
    o To open an account with an automatic investment plan .........  $   50**
    o To add to an account .........................................  $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

 For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

 We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

IV. The section "Quantity Discounts," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," is replaced in its entirety with the following:

 Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                             TOTAL SALES CHARGE    AMOUNT PAID
                                             AS A PERCENTAGE OF  TO DEALER AS A
 AMOUNT OF PURCHASE                         OFFERING   NET MOUNT  PERCENTAGE OF
 AT OFFERING PRICE                           PRICE      INVESTED  OFFERING PRICE
--------------------------------------------------------------------------------

 High Income and German Government Funds
 Under $50,000 ............................   3.00%      3.09%       2.60%
 $50,000 but less than $100,000 ...........   2.50%      2.56%       2.25%
 $100,000 but less than $250,000 ..........   2.00%      2.04%       1.85%
 $250,000 but less than $500,000 ..........   1.50%      1.52%       1.40%
 $500,000 but less than $750,000 ..........   1.00%      1.01%       1.00%
 $750,000 but less than $1,000,000 ........   0.75%      0.76%       0.75%
 $1,000,000 or more* ......................   None       None        None

 Global Currency and Hard Currency Funds
 Under $100,000 ...........................   2.25%      2.30%       2.00%
 $100,000 but less than $250,000 ..........   1.75%      1.78%       1.50%
 $250,000 but less than $500,000 ..........   1.25%      1.26%       1.00%
 $500,000 but less than $1,000,000 ........   1.00%      1.01%       0.85%
 $1,000,000 or more* ......................   None       None        None

 *If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

V. The following new categories 6 and 7 are added to the end of the first list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

  6. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

  7. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

VI. The following new category 12 is added to the end of the second list of sales charge waiver categories in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers":

 12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

VII. The following paragraph is added at the end of the section "How Do I Buy Shares?":

 FOR INVESTORS OUTSIDE THE U.S.

 The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

VIII. The first paragraph under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?" is replaced with the following:

 You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

IX. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

X. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

XI. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

 OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 3.00% for the High Income and German Government Funds and 2.25% for the Global Currency and Hard Currency Funds.

                 Please keep this supplement for future reference.